John Hancock Money Market Fund (the “fund”)

Supplement dated 10–1–12 to the current Class A, Class B and Class C Shares Prospectus

In the “Your account – Choosing a share class” section, the third and fourth paragraph is amended and restated as follows:

Class A shares of the fund will continue to be made available to all current and prospective Class A shareholders, except as noted below.

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Effective January 1, 2013, Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I or R share classes. Such plans generally include, but are not limited to, defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans and non-qualified deferred compensation plans. Your financial representative can help you decide which share class is best for you.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

Supplement dated October 1, 2012 to the current Statement of Additional Information for

John Hancock Money Market Fund (the “Fund”),

a series of John Hancock Current Interest

In the “INVESTMENT RESTRICTIONS” section, under the “Fundamental Investment Restrictions.” subsection, the following subsection is added

Non-Fundamental Investment Restriction. In addition to the Fund’s existing fundamental investment restrictions, the Board has adopted the following non-fundamental investment restriction with respect to the Fund. This investment restriction may be changed by the Board without shareholder approval.

The Fund, in implementing its fundamental policy on diversification, will not consider a guarantee of a security to be a security of the guarantor, provided that the value of all securities issued or guaranteed by that guarantor, and owned by the Fund, does not exceed 10% of the Fund’s total assets. In determining the issuer of a security, each state and each political subdivision, agency, and instrumentality of each state and each multi state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.